SUPPLEMENT DATED AUGUST 19, 2008
TO THE PROSPECTUS and
THE STATEMENT of ADDITIONAL INFORMATION of
INTEGRITY MANAGED PORTFOLIOS
Dated November 30, 2007

TO THE PROSPECTUS AND THE SAI

Please note the following important information with regard to the Kansas Insured Intermediate Fund.

On July 30, 2008, the Board of Trustees of the Kansas Insured Intermediate Fund (the "Fund"), a series of Integrity Managed Portfolios, approved a recommendation to lower the municipal bond rating requirements of securities purchased by the Fund. The Fund is now permitted to invest primarily in insured municipal securities that are rated at least "A" by independent rating agencies at the time of purchase.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE